Exhibit 10.4
SECURITIES PURCHASE AND LOAN CONVERSION AGREEMENT
     This SECURITIES PURCHASE AND LOAN CONVERSION AGREEMENT, dated as of April 12, 2010 (this “Agreement”), is by and between Brookside Technology Holdings Corp., a Florida corporation (the “Company”), and Vicis Capital Master Fund, a sub-trust of Vicis Capital Series Master Trust, a unit trust organized and existing under the laws of the Cayman Islands (“Vicis”).
RECITALS:
     A. The Company owes Vicis $1,737,083 (the “Vicis Debt”), which debt is evidenced by that certain subordinated promissory note in the original principal amount of $1,500,000, dated as of September 23, 2008, as amended on August 13, 2009 (the “Subordinated Note”).
     B. Vicis desires to invest an additional $3,000,000 in cash in the Company and to convert the Vicis Debt in exchange for additional shares of the Series A Convertible Preferred Stock of the Company (the “Series A Preferred Stock”) and a warrant to purchase shares of the Company common stock (the “Common Stock”), all on the terms set forth herein.
     C. Simultaneously with the forgoing, the Company intends to enter into an amendment with its senior lender to amend its senior credit facility in the form attached hereto as Exhibit A (the “Senior Loan Amendment”).
AGREEMENT:
     In consideration of the foregoing recitals and for good and other valuable consideration hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I
PURCHASE AND SALE OF SECURITIES
     1. Purchase and Sale of Series A Preferred Stock. At the Closing (as defined below), in consideration of the conversion of the Vicis Debt and the payment of $3,000,000 in cash, the Company shall issue to Vicis 4,737,083 shares of Series A Preferred Stock (the “Acquired Shares”) and a warrant to purchase up to 473,708,300 shares of Common Stock in the form attached hereto as Exhibit B (the “Warrant”). Any shares of Common Stock issuable upon conversion of the Series A Preferred Stock issued pursuant hereto or upon exercise of the Warrant are herein referred to as the “Conversion Shares;” and the Warrant, the Acquired Shares and the Conversion Shares are collectively referred to herein as the “Securities.”
     2. Closing. The closing (the “Closing”) of the transactions contemplated by Section 1 above shall take place simultaneously with the closing of the Senior Loan Amendment.
     3. Closing Deliveries. At the Closing, the Company shall deliver or cause to be delivered to Vicis (a) a certificate in the name of Vicis evidencing the Acquired Shares and (b) the Warrant. At the Closing, Vicis shall deliver to the Company, for cancellation, the Subordinated Note and $3,000,000 in cash.
     4. Release. From and after the Closing: (a) the Subordinated Note shall automatically be deemed to be terminated, satisfied and of no further force and effect; (b) Vicis hereby fully releases, acquits, and forever discharges the Company and all of its subsidiaries, affiliates, successors and assigns, together with their respective past and present directors, officers, shareholders, employees, agents, attorneys and representatives (collectively, the “Released Parties”) of and from any and all rights, claims, demands, damages, actions, and causes of action, of any nature whatsoever, whether known or unknown, whether arising at law or in equity, and whether direct or indirect, which Vicis may have had, may now have, or may hereafter have, against the Released Parties by reason of any matter, cause, happening or thing arising under the Subordinated Note, except for any claims involving fraud, willful misconduct, breach of fiduciary duty or criminal acts by any Released Party; and (c) the Company shall be entitled, and is hereby authorized, to terminate all liens on its assets filed by Vicis or its affiliates, if any.

     5. Securities Law Matters. The Company and Vicis are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), including Regulation D (“Regulation D”), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.
ARTICLE II
REPRESENTATIONS AND WARRANTIES
     1. Representations and Warranties of the Company. The Company hereby represents and warrants to Vicis, as of the date hereof and the Closing Date (except as set forth on the Schedule of Exceptions attached hereto with each numbered Schedule corresponding to the section number herein), as follows:
          a. Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect. For the purposes of this Agreement, “Material Adverse Effect” means any material adverse effect on the business, operations, properties, prospects, or financial condition of the Company and its Subsidiaries (as defined below) on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Transaction Documents (defined below) in any material respect.
          b. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Warrant and each of the other agreements or instruments entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”) and to issue and sell the Securities in accordance with the terms hereof. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company, its Board of Directors or stockholders is required. When executed and delivered by the Company, each of the Transaction Documents shall constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.
          c. Capitalization. The issued and outstanding shares of capital stock of the Company as of the Closing Date is as set forth on Schedule (II)(1)(c). All of the outstanding shares of the Common Stock and any other outstanding security of the Company have been duly and validly authorized. Except for the Securities, or as disclosed in Schedule (II)(1)(c) attached hereto:
               (i) no holder of shares of the Company’s capital stock has any preemptive rights or any other similar rights or has been granted or holds any liens or encumbrances suffered or permitted by the Company;
               (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of capital stock of the Company or any Subsidiary or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any Subsidiary;
               (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness (as defined in Section 1(s) below) of the Company or any Subsidiary in excess of $100,000 or by which the Company or a Subsidiary is or may become bound and involves Indebtedness in excess of $100,000;

               (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company or its Subsidiaries;
               (v) there are no agreements or arrangements under which the Company or any Subsidiary is obligated to register the sale of any of their securities under the Securities Act of 1933, as amended (the “Securities Act”);
               (vi) there are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or a Subsidiary;
               (vii) there are no securities or instruments containing antidilution or similar provisions that will be triggered by the issuance of the Securities; and
               (viii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.
          d. Subsidiaries. The Company has no subsidiary except as disclosed in Commission Documents (as defined below) (collectively, the “Subsidiaries”). The Company owns 100% of such Subsidiaries. For the purposes of this Agreement, “subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries. Each Subsidiary is validly existing and in good standing under the laws of the jurisdiction in which it is organized, and has all requisite entity power and authority to carry on its business as now conducted. Each Subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.
          e. Securities Filings. The Common Stock of the Company is currently reported on the OTC Bulletin Board and is registered pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (all of the foregoing, including filings incorporated by reference therein, being referred to herein as the “Commission Documents”). As of their respective dates, the Commission Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and such filings when made by the Company do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission (defined below) with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP and remain subject to year end adjustments, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments.
          f. Actions Pending. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company or any of its respective properties or assets, other than demands and threats made by the prior owners of USVD, notice of which Vicis hereby acknowledges being made aware of. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator, governmental or regulatory body, or a self regulatory authority or trading market against the Company or any officers or directors of the Company in their capacities as such. To the Company’s knowledge, neither the Company nor any Subsidiary, nor any director or executive officer thereof (in his/her capacity as such), is or, within the last five years, has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. To the knowledge of the Company, there has not been, and there is not pending or threatened in writing, any investigation by the United States Securities and

Commission (the “Commission” or “SEC”) involving the Company or any current director or executive officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.
          g. Compliance with Law. The business of the Company and the Subsidiaries has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances (including, without limitation, rules and regulations of each governmental and regulatory agency, self regulatory organization and trading market applicable to the Company or any Subsidiary).
          h. Taxes. The Company has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company for all current taxes and other charges to which the Company is subject and which are not currently due and payable. None of the federal income tax returns of the Company or any Subsidiary have been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company for any period, nor of any basis for any such assessment, adjustment or contingency.
          i. Employees. Neither the Company nor any Subsidiary has any collective bargaining arrangements or agreements covering any of its employees. Except as set forth in Schedule II(1)(i), no Executive Officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. No Executive Officer of the Company, to the knowledge of the Company, is, or is now, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and, to the actual knowledge of the Company, the continued employment of each such executive officer does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters. The Company and each Subsidiary are in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
          j. Public Utility Holding Company Act and Investment Company Act Status. The Company is not a “holding company” or a “public utility company” as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not, and immediately after receipt of payment for the Securities will not be, an “investment company,” an “affiliated person” of, “promoter” for or “principal underwriter” for, or an entity “controlled” by an “investment company,” within the meaning of the Investment Company Act.
          k. ERISA. No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan by the Company which has not been satisfied by the Company. As used in this section, the term “Plan” shall mean an “employee pension benefit plan” (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any Subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any Subsidiary, is under common control, as described in Section 2(b)14(b) or (c) of the Code.
          l. Securities Act of 1933. Based in material part upon the representations herein of Vicis, the Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Securities hereunder. Assuming the accuracy of the representations and warranties in Article IV hereof (and assuming no change in applicable law and no unlawful distribution of the Securities by Vicis or other Persons), no registration under the Securities Act is required for the offer and sale of the Securities by the Company to Vicis as is contemplated hereby. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Securities or similar securities to, or solicit offers with respect thereto from, or enter into any negotiations relating thereto with, any person, or has taken or will take any action so as to (i) bring the issuance and sale of any of the Securities under the registration provisions of the Securities Act and applicable state securities laws, or (b) or (ii) trigger shareholder approval provisions under the rules or regulations of any trading market., and neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

          m. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act, which would prevent the Company from selling the Securities pursuant to Regulation D and Rule 506 thereof under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.
          n. Issuance of Securities. The Securities to be issued at the Closing have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Securities shall be validly issued and outstanding, free and clear of all liens, encumbrances and rights of refusal of any kind. When the Conversion Shares are issued and paid for in accordance with the terms of this Agreement, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind and the holders shall be entitled to all rights accorded to a holder of such security.
          o. No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, and the issuance of the Securities as contemplated hereby, do not and will not (i) violate or conflict with any provision of the Company’s Articles of Incorporation (the “Articles”) or Bylaws (the “Bylaws”), each as amended to date, or any Subsidiary’s comparable charter documents; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries’ respective properties or assets are bound; or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and rules and regulations of any governmental or any regulatory agency, self-regulatory organization, or trading market) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries are bound or affected, except, in all cases, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect (other than violations pursuant to clauses (i) or (iii) (with respect to federal and state securities laws)). Neither the Company nor any of its Subsidiaries is required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or issue and sell the Securities in accordance with the terms hereof (other than any filings, consents and approvals which may be required to be made by the Company under applicable state and federal securities laws, rules or regulations).
          p. No Violation. Except as set forth in Schedule II(1)(c), neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except such that, individually or in the aggregate, such default(s) and violations(s) would not have a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents.
          q. Dilutive Effect. The Company understands and acknowledges that its obligation to issue the Conversion Shares upon conversion of the Acquired Shares is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.
          r. Placement Agent’s Fees. No brokerage or finder’s fee or commission are or will be payable to any Person with respect to the transactions contemplated by this Agreement based upon arrangements made by the Company or any of its affiliates. The Company agrees that it shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by Vicis or any of its affiliates) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold Vicis harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any claim for any such fees or commissions.

          s. Indebtedness and Other Contracts. Except as disclosed in the Commission Documents, neither the Company nor any Subsidiary (a) has any outstanding Indebtedness (as defined below in this Section), (b) is a party to any contract, agreement or instrument, the violation of which, or default under, by any other party to such contract, agreement or instrument would result in a Material Adverse Effect, (c) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (d) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, change, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.
          t. Absence of Certain Changes or Developments. Except as disclosed in Schedule II(1)(t) attached hereto or as disclosed in the Commission Documents or as contemplated herein and in the Transaction Documents, since December 31, 2008:
          i. there has been no Material Adverse Effect, and no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, which, under Exchange Act, Securities Act, or rules or regulations of any Trading Market, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed;
          ii. the Company has not:
               (a) issued any stock, bonds or other corporate securities or any right, options or warrants with respect thereto, except pursuant to the exercise or conversion of securities outstanding as of such date;
               (b) borrowed any amount in excess of $250,000 or incurred or become subject to any other liabilities in excess of $250,000 (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the business of the Company;
               (c) discharged or satisfied any Lien or encumbrance in excess of $250,000 or paid any obligation or liability (absolute or contingent) in excess of $250,000, other than current liabilities paid in the ordinary course of business and payments of principal and interest under existing Indebtedness disclosed in the Commission Documents;

               (d) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock, in each case in excess of $50,000 individually or $100,000 in the aggregate;
               (e) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, in each case in excess of $250,000, except in the ordinary course of business;
               (f) sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights in excess of $250,000, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business;
               (g) suffered any material losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;
               (h) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;
               (i) made capital expenditures or commitments therefor that aggregate in excess of $250,000;
               (j) entered into any material transaction, whether or not in the ordinary course of business that has not been disclosed in the Commission Documents;
               (k) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;
               (l) experienced any material problems with labor or management in connection with the terms and conditions of their employment;
               (m) altered its method of accounting, except to the extent required by GAAP;
               (n) issued any equity securities to any officer, director or affiliate (as such term is defined in Rule 144 of the Securities Act), except pursuant to existing Company stock, option, equity incentive or similar incentive plans; or
               (o) entered into an agreement, written or otherwise, to take any of the foregoing actions.
          u. Solvency. The Company has not taken, nor does it have any intention to take, any steps to seek protection pursuant to any bankruptcy or similar law. The Company does not have any actual knowledge nor has it received any written notice that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact that, as of the date hereof, would reasonably lead a creditor to do so. After giving effect to the transactions contemplated hereby to occur at the Closing and in connection with the New Senior Credit Facility, the Company will not be Insolvent (as hereinafter defined). For purposes of this Agreement, “Insolvent” means (i) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (ii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iii) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.
          v. Off-Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that if made or not made would be reasonably likely to have a Material Adverse Effect.
          w. Transactions With Affiliates. Except as set forth in the Commission Documents, none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.
          x. Insurance. The Company and each Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and each Subsidiary are engaged. Neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.
          y. Title. Except as set forth in the Commission Documents, the Company and each Subsidiary have good and marketable title to all personal property owned by them which is material to their respective business, in each case free and clear of all liens. Any real property and facilities held under lease by the Company or any Subsidiary are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any Subsidiary.
          z. Intellectual Property Rights. The Company and its Subsidiaries own or possess the rights to use all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations which are necessary for the conduct of its business as now conducted (collectively, the “Intellectual Property Rights”) without any conflict with the rights of others, except any failures as, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable measures to protect the value of the Intellectual Property Rights.
          aa. Environmental Laws. The Company and each of its Subsidiaries (a) are in compliance with any and all Environmental Laws (as hereinafter defined), (b) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (c) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (a), (b) and (c), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.
          bb. Material Contracts. Each contract of the Company that involves expenditures or receipts in excess of $500,000 (each, a “Material Contract”) is in full force and effect and is valid and enforceable in accordance with its terms. The Company is and has been in full compliance with all applicable terms and requirements of each Material Contract and no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with or result in a violation or breach of, or give the Company or any other entity the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify any Material Contract. The Company has not given or received from any other Person any notice or other communication (whether oral or written) regarding any actual, alleged, possible or potential violation or breach of, or default under, any Material Contract.
          cc. Ranking of Series A Preferred Stock. No capital stock of the Company is senior to or ranks pari passu with the Series A Preferred Stock in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.
          dd. Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, taken, directly or indirectly, any action designed to cause or to result or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

          ee. Listing and Maintenance Requirements. The Company has not, in the 12 months preceding the date hereof, received notice from any trading market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such trading market. The Company is in compliance with all such maintenance requirements.
          ff. Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to Vicis as a result of Vicis and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company’s issuance of the Securities and Vicis’s ownership of the Securities.
          gg. Disclosure. All written disclosure provided to Vicis regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
     2. Representations and Warranties of Vicis. Vicis hereby represents and warrants to the Company as follows as of the date hereof and as of the Closing Date:
          a. Organization and Standing of Vicis. Vicis is a trust duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.
          b. Authorization and Power. Vicis has the requisite power and authority to enter into and perform the Transaction Documents and to purchase or otherwise acquire the Securities being issued to it hereunder. The execution, delivery and performance of the Transaction Documents by Vicis and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Vicis, as applicable, or its Board of Directors, stockholders, or partners, as the case may be, is required. When executed and delivered by Vicis, the Transaction Documents shall constitute valid and binding obligations of Vicis enforceable against such Vicis in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.
          c. No Conflict. The execution, delivery and performance of the Transaction Documents by Vicis and the consummation by Vicis of the transactions contemplated thereby and hereby do not and will not (i) violate any provision of Vicis’s charter or organizational documents; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which Vicis is a party or by which Vicis’s respective properties or assets are bound; or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to Vicis by which any property or asset of Vicis is bound or affected, except, in all cases, other than violations pursuant to clauses (i) or (iii) (with respect to federal and state securities laws) above, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, materially and adversely affect Vicis’s ability to perform its obligations under the Transaction Documents.
          d. Acquisition for Investment. Vicis is acquiring the Securities solely for its own account and not with a view to or for sale in connection with distribution. Vicis does not have a present intention to sell any of the Securities, or a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Securities to or through any person or entity; provided, however, that by making the representations herein, Vicis does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition. Vicis acknowledges that it (i) has such knowledge and experience in financial and business matters such that Vicis is capable of evaluating the merits and risks of Vicis’s investment in the Company; (ii) is able to bear the financial risks associated with an investment in the Securities; and (iii) has been given full access to such records of the Company and the Subsidiaries and to the officers of the Company and the Subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation.

          e. Rule 144. Vicis acknowledges that the Securities have not been registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws in reliance upon exemption provisions of the Act and such other laws; and accordingly, no Federal or state agency has made any recommendation or endorsement as to, or otherwise passed on the merits of, purchasing the Securities. Vicis further acknowledges that there is no public market for the Securities, other than a limited market for the Company’s shares of Common Stock, and that it will not be possible to readily liquidate its investment. Vicis must bear the economic risks of investment for an indefinite period of time and Vicis understands that the Securities must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available. Vicis acknowledges that such person is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such Vicis has been advised that Rule 144 permits resales only under certain circumstances. Vicis understands that, to the extent that Rule 144 is not available, such Vicis will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.
          f. Independent Inquiry. Vicis has been given (i) access to all books and records, legal documents and other material information of the Company; (ii) access to all material contracts and documents of the Company relating to the Securities and the Company’s business; and (iii) an opportunity to ask questions of and receive answers from the executive officers of the Company, regarding the information in (i) and (ii) above. Vicis has made such investigation and examination of the affairs of the Company and has obtained such information relating thereto as he or she deems necessary to verify the accuracy of the information furnished to him or her. Vicis has received no representation or warranty from any person regarding the Company or its business or prospects, or the Securities; and Vicis acknowledges that the ability of the Company to achieve its business objective is uncertain. Vicis understands that an investment in the Company is extremely risky and acknowledges reviewing all of the Risk Factors contained in the Commission Documents.
          g. General. Vicis understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Vicis set forth herein in order to determine the applicability of such exemptions and the suitability of such Vicis to acquire the Securities. The information provided to the Company by Vicis is true and accurate and contains no material misstatements. Vicis understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement of the Securities. Commencing on the date that Vicis was initially contacted regarding an investment in the Securities, its has not engaged in any short sale of any of the Securities and will not engage in any such short sale prior to the consummation of the transactions contemplated by this Agreement.
          h. No General Solicitation. Vicis acknowledges that the Securities were not offered to such Vicis, as applicable, by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio; or (ii) any seminar or meeting to which such Vicis, as applicable, was invited by any of the foregoing means of communications. Vicis in making the decision to purchase the Securities, has relied upon independent investigation made by it and has not relied on any information or representations made by third parties.
          i. Accredited Vicis. Vicis is an “accredited investor” (as defined in Rule 501 of Regulation D), and such Vicis has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. Such Vicis is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Vicis is not a broker-dealer. Vicis acknowledges that an investment in the Securities is speculative and involves a high degree of risk.
          j. Sophistication. Vicis has sufficient knowledge and experience in business and financial matters to evaluate the merits and risks of an investment in the Company and is able to bear the economic risks inherent in this investment and has the ability, at the present time, to afford a complete loss of the undersigned’s entire investment in the Company. Vicis’s overall commitment to investments which are not readily marketable is not disproportionate to his or her net worth in light of his or her business or investments, and Vicis’s investment in the Company will not cause such overall commitment to be disproportionate. Vicis has adequate means of providing for his or her current financial needs and possible personal contingencies and has no need for liquidity in this investment.
          k. Regulation M. Vicis has complied and will comply with Regulation M promulgated under the Exchange Act with respect to the transactions contemplated by this Agreement.

ARTICLE III
COVENANTS
     The Company covenants with Vicis as to each provision in this Article III as follows, which covenants are for the benefit of Vicis and its permitted assignees.
     1. Securities Compliance. The Company shall notify the Commission in accordance with its rules and regulations of the transactions contemplated by any of the Transaction Documents and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to Vicis or their respective subsequent holders.
     2. Listing; Filings. The Company will take all action necessary to continue the trading of its Common Stock on the OTC Bulletin Board and if and when issued to list the Conversion Shares. The Company further agrees, if the Company applies to have the Common Stock traded on any other trading market, it will include in such application all of the Conversion Shares, and will take such other action as is necessary to cause all of the Conversion Shares to be listed on such other trading market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on, and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of, each such Trading Market on which the Company’s Common Stock is listed or trades. Subject to the terms of the Transaction Documents, the Company further covenants that it will take such further action as Vicis may reasonably request, all to the extent required from time to time to enable Vicis to sell its shares of Common Stock without registration under the Securities Act within and subject to the limitations provided by Rule 144 promulgated under the Securities Act.
     3. Inspection Rights. Provided same would not be in violation of Regulation FD, the Company shall permit, during normal business hours and upon reasonable request and reasonable notice, Vicis, or any employees, agents or representatives thereof, for purposes reasonably related to such Vicis’s interests as a stockholder, to examine the publicly available, non-confidential records and books of account of, and visit and inspect the properties, assets, operations and business of the Company and any subsidiary, and to discuss the publicly available, non-confidential affairs, finances and accounts of the Company and any subsidiary with any of its officers, consultants, directors, and key employees.
     4. Compliance with Laws. The Company shall comply, and cause each subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which would be reasonably likely to have a Material Adverse Effect.
     5. Keeping of Records and Books of Account. The Company shall keep and cause each subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.
     6. Other Agreements. The Company shall not enter into any agreement which, by its terms, would restrict or impair the Company’s or any subsidiary’s right or ability to perform under this Article III.
     7. Use of Proceeds. The net proceeds from the sale of the Securities hereunder shall be used by the Company in accordance with the Additional Equity Letter dated as of the date hereof from the Company to CHATHAM CREDIT MANAGEMENT III, LLC, with the “Cash to Balance Sheet” (as referenced in that letter) being used, in the sole discretion of the Company, including for acquisitions and for working capital and general corporate purposes, including, but not limited to, growth and capital initiatives, investor and public relations, consulting fees, and transaction related fees.
     8. Reporting Status. For a period of not less than two (2) years after the Closing, (a) the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination, and (b) the Company shall retain an investor relations firm, selected by the Company, which systematically prepares and distributes information to potential investors about developments in the Company’s business as part of an active investor relations program.

     9. Transfer Taxes. All applicable sales taxes, documentary transfer taxes, recording and filing fees, and other costs (but not including, without limitation, any attorney’s fees incurred by the Company or income, capital gains, intangible or similar taxes) that may be due or payable as a result of the conveyance or deliver of the Securities to be conveyed and transferred or other transactions contemplated hereby, whether levied on the Company or Vicis shall be paid by the Company.
     10. Authorization of and Reservation of Additional Shares of Common Stock. On or prior to Closing, the Company shall take all action necessary to reserve sufficient shares for the full issuance of the Conversion Shares and thereafter the Company will at all times cause there to be reserved for issuance a sufficient number of shares of Common Stock for the issuance of the Conversion Shares.
     11. Maintenance of Corporate Existence. The Company shall and shall cause its subsidiaries to, maintain in full force and effect its corporate existence, rights and franchises and all material terms of licenses and other rights to use licenses, trademarks, trade names, service marks, copyrights, patents or processes owned or possessed by it and necessary to the conduct of its business, except where the failure to maintain such corporate existence, rights, franchises, licenses and rights to use licenses, trademarks, trade names, service marks, copyrights, patents or processes would not (a) result in a Material Adverse Effect or (b) materially adversely affect the rights of Vicis under any Transaction Document.
     12. Maintenance of Properties. The Company shall and shall cause its subsidiaries to, keep each of its properties necessary to the conduct of its business in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company shall and shall its subsidiaries to at all times comply with each material provision of all material leases to which it is a party or under which it occupies property.
     13. Payment of Taxes. The Company shall and shall cause its subsidiaries to, promptly pay and discharge, or cause to be paid and discharged when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, assets, property or business of the Company and its subsidiaries; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall be contested timely and in good faith by appropriate proceedings, if the Company or its subsidiaries shall have set aside on its books adequate reserves with respect thereto, and the failure to pay shall not be prejudicial in any material respect to the holders of the Securities, and provided, further, that the Company or its subsidiaries will pay or cause to be paid any such tax, assessment, charge or levy forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor.
     14. Payment of Indebtedness. The Company shall, and shall cause its subsidiaries to, pay or cause to be paid when due all Indebtedness incident to the operations of the Company or its subsidiaries (including, without limitation, claims or demands of workmen, material-men, vendors, suppliers, mechanics, carriers, warehousemen and landlords) which, if unpaid might become a Lien (except for Permitted Liens) upon the assets or property of the Company or its subsidiaries, except where the Company (or its subsidiary, as the case may be) disputes the payment of such Indebtedness in good faith by appropriate proceedings
     15. Maintenance of Insurance. The Company shall and shall cause its subsidiaries to, keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by theft, fire, explosion and other risks customarily insured against by companies in the line of business of the Company or its subsidiaries, in amounts sufficient to prevent the Company and its subsidiaries from becoming a co-insurer of the property insured; and the Company shall and shall cause its subsidiaries to maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated or as may be required by law, including, without limitation, general liability, fire and business interruption insurance, and product liability insurance as may be required pursuant to any license agreement to which the Company or its subsidiaries is a party or by which it is bound.
     16. Payment of the Preferred Share Dividends. The Company shall pay the dividends on, and redeem, the Acquired Shares, in the time, the manner and the form as provided in the Certificate of Designation for the Series A Preferred Stock.
     17. Further Assurances. From time to time the Company shall execute and deliver to Vicis and Vicis shall execute and deliver to the Company such other instruments, certificates, agreements and documents and take such other action and do all other things as may be reasonably requested by the other party in order to implement or effectuate the terms and provisions of this Agreement and any of the Securities.

     For purposes of Articles IV and V the term “subsidiary” shall be deemed to include each Subsidiary and any subsidiary of the Company acquired or formed after the date hereof.
ARTICLE V
NEGATIVE COVENANTS
     The Company hereby covenants and agrees, so long as more than 25% of the aggregate amount of authorized shares of Series A Preferred Stock remain outstanding (or such amount as adjusted for stock splits, recapitalizations and similar transactions), it will not (and not allow any subsidiary to), without the prior written consent of the holder(s) of more than 50% of number of shares of Series A Preferred Stock outstanding (the “Majority Holders”), directly or indirectly:
     1. Distributions and Redemptions. (a) Except with respect to the Series A Preferred Stock, declare or pay any dividends or make any distributions to any holder(s) of any shares of capital stock of the Company or (a) purchase, redeem or otherwise acquire for value, directly or indirectly, any shares of Common Stock of the Company or warrants or rights to acquire such Common Stock, except as may be required by the terms of the Series A Preferred Stock; or (iii) purchase, redeem or otherwise acquire for value, directly or indirectly, any shares of preferred stock of the Company or warrants or rights to acquire such stock, except as may be required by the terms of such preferred stock.
     2. Reclassification. Effect any reclassification, combination or reverse stock split of the Common Stock.
     3. Indebtedness. Create, incur, assume, suffer, permit to exist, or guarantee, directly or indirectly, any Indebtedness, excluding, however, from the operation of this covenant:
          Indebtedness to the extent disclosed in the Commission Documents filed prior to the date hereof and otherwise existing on the date hereof;
          Indebtedness which may, from time to time be incurred or guaranteed by the Company which in the aggregate principal amount does not exceed $250,000 and is subordinate to the Indebtedness under this Agreement;
          the endorsement of instruments for the purpose of deposit or collection in the ordinary course of business;
          Indebtedness relating to contingent obligations of the Company and its subsidiaries under guaranties in the ordinary course of business of the obligations of suppliers, customers, and licensees of the Company and its subsidiaries;
          Indebtedness relating to loans from the Company to its subsidiaries;
          Indebtedness relating to capital leases in an amount not to exceed $250,000; or
          accounts or notes payable arising out of the purchase of merchandise, supplies, equipment, software, computer programs or services in the ordinary course of business.
     4. Capital Stock. Except for issuances to Vicis, issue any equity security that is senior to or ranks pari passu with the Series A Preferred Stock, whether with respect to right of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.
     5. Liquidation or Sale. Sell, transfer, lease or otherwise dispose of 10% or more of its consolidated assets (as shown on the most recent financial statements of the Company or the subsidiary, as the case may be) in any single transaction or series of related transactions (other than the sale of inventory in the ordinary course of business), or liquidate, dissolve, recapitalize or reorganize in any form of transaction.
     6. Change of Control Transaction. Enter into a Change in Control Transaction. For purposes of this Agreement, “Change in Control Transaction” means the occurrence of (a) an acquisition by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of fifty percent (50%) of the voting securities of the Company (except that the acquisition of Securities by Vicis shall not constitute a Change in Control for purposes of this Section), (b) a replacement at one time or over time of more than one-half of the members of the Board of the Company which is not approved by a majority of those individuals who are members of the Board on the date hereof (or by those individuals who are serving as members of the Board on any date whose nomination to the Board was approved by a majority of the members of the Board who are members on the date hereof), (c) the merger or consolidation of the Company or any subsidiary of the Company in one or a series of related transactions with or into another entity (except in connection with a merger involving the Company solely for the purpose, and with the sole effect, of reorganizing the Company under the laws of another jurisdiction; provided that the certificate of incorporation and bylaws (or similar charter or organizational documents) of the surviving entity are substantively identical to those of the Company and do not otherwise adversely impair the rights of Vicis), or (d) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (a), (b) or (c).
     7. Amendment of Charter Documents. Amend or waive any provision of the Certificate of Incorporation or Bylaws of the Company in any way that materially adversely affects the rights of Vicis without the prior written consent of Vicis.
     8. Senior Loan Amendment. The Company shall not further amend its senior credit facility, after giving effect to the Senior Loan Amendment attached hereto as Exhibit A, if such amendment would materially adversely affect the rights of Vicis under this Agreement.
ARTICLE VI
CERTIFICATE LEGEND
     1. Legend. Each certificate representing the Securities shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):
THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.
     Prior to registration of the Conversion Shares under the Securities Act, all such certificates shall bear the restrictive legend specified in this Section. Certificates evidencing the Conversion Shares shall not contain any legend (including the legend set forth in this Section), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Conversion Shares pursuant to Rule 144, or (iii) if such Conversion Shares are eligible for sale under Rule 144 by Vicis without limitation as to volume or manner of sale, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the effective date of a registration statement covering such Conversions Shares, if required by the Company’s transfer agent, to effect the removal of the legend hereunder. If all or any portion of the Acquired Shares is converted at a time when there is an effective registration statement to cover the resale of the Conversion Shares, such Conversion Shares, as the case may be, shall be issued free of all legends. The Company agrees that following the effective date of the registration statement covering Conversion Shares or at such time as such legend is no longer required under this Section, it will, no later than five (5) trading days following the delivery by Vicis to the Company or the Company’s transfer agent of a certificate representing Conversion Shares, as the case may be, issued with a restrictive legend (such date, the “Delivery Date”), deliver or cause to be delivered to Vicis a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Whenever a certificate representing the Conversion Shares is required to be issued to Vicis without a legend, in lieu of delivering physical certificates representing the Conversion Shares, provided the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated

Securities Transfer program, the Company shall use its reasonable best efforts to cause its transfer agent to electronically transmit the Conversion Shares to Vicis by crediting the account of such Vicis’s Prime Broker with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system (to the extent not inconsistent with any provisions of this Agreement).
     2. Liquidated Damages. The Company understands that a delay in the delivery of unlegended certificates for the Conversion Shares as set forth in Section 1 hereof beyond the Delivery Date could result in economic loss to Vicis. If the Company fails to deliver to a Vicis such shares via DWAC or a certificate or certificates pursuant to this Section hereunder by the Delivery Date, the Company shall pay to Vicis, in cash, as partial liquidated damages and not as a penalty, for each $500 of Conversion Shares (based on the closing price of the Common Stock reported by the principal trading market on the date such Securities are submitted to the Company’s transfer agent) subject to Section 1, $10 per trading day (increasing to $15 per trading day five (5) trading days after such damages have begun to accrue and increasing to $20 per trading day ten (10) trading days after such damages have begun to accrue) for each trading day after the Legend Removal Date until such certificate is delivered. Nothing herein shall limit Vicis’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and Vicis shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.
     3. Sales by Vicis. Vicis agrees that the removal of the restrictive legend from certificates representing Securities as set forth in Section 1 is predicated upon the Company’s reliance that Vicis will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.
ARTICLE VII
INDEMNIFICATION
     1. General Indemnity. The Company agrees to indemnify, defend and hold harmless Vicis (and their respective directors, officers, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by Vicis as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein. Vicis agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Company as result of any inaccuracy in or breach of the representations, warranties or covenants made by such Vicis herein.
     2. Indemnification Procedure. Any party entitled to indemnification under this Article VII (an “indemnified party”) will give written notice to the indemnifying party of any matter giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VII except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnifying party a conflict of interest between it and the indemnified party exists with respect to such action, proceeding or claim (in which case the indemnifying party shall be responsible for the reasonable fees and expenses of one separate counsel for the indemnified parties), to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party’s costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Article VII to the contrary, the indemnifying party shall not, without the indemnified party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification obligations to defend the indemnified party required by this Article VI shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party shall refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law. No indemnifying party will be liable to the indemnified party under this Agreement to the extent, but only to the extent that a loss, claim, damage or liability is attributable to the indemnified party’s breach of any of the representations, warranties or covenants made by such party in this Agreement or in the other Transaction Documents.
ARTICLE VIII
MISCELLANEOUS
     1. TO RESIDENTS OF FLORIDA: THE INTEREST OFFERED HEREIN HAVE NOT BEEN REGISTERED WITH THE FLORIDA DIVISION OF SECURITIES. PURSUANT TO FLORIDA STATUTES, SECTION 517.061(11) (A) (5), INVESTORS MAY ELECT, WITHIN THREE (3) BUSINESS DAYS AFTER DELIVERY OF THEIR SUBSCRIPTION AGREEMENT AND THE PURCHASE PRICE FOR THE INTEREST, TO WITHDRAW THEIR SUBSCRIPTION AND RECEIVE A FULL REFUND (WITHOUT INTEREST) OF SUCH PURCHASE PRICE. THIS WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH SUCH WITHDRAWAL, AN INVESTOR SHOULD SEND A LETTER INDICATING THE INTENTION TO WITHDRAW, POSTMARKED PRIOR TO THE END OF THE THIRD BUSINESS DAY AFTER DELIVERY OF FUNDS TO THE PARTNERSHIP, RETURN RECEIPT REQUESTED, TO THE COMPANY AT THE ADDRESS SET FORTH HEREIN. ANY ORAL REQUESTS FOR RESCISSION SHOULD BE ACCOMPANIED BY A REQUEST FOR WRITTEN CONFIRMATION THAT THE ORAL REQUEST WAS RECEIVED ON A TIMELY BASIS.
     2. Fees and Expenses. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.
     3. Governing Law; Consent to Jurisdiction; Venue. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted. The parties agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in Hillsborough County, Florida, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that Florida is not the proper venue. The parties irrevocably consent to personal jurisdiction in the state and federal courts of the state of Florida. Each party hereto consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this section shall affect or limit any right to serve process in any other manner permitted by law. The parties hereto hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to the Securities, this Agreement or the other Transaction Documents, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.
     4. Entire Agreement; Amendment. This Agreement and the Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and Vicis.
     5. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth below or to such address or facsimile number as subsequently modified by written notice given in accordance with this section.
     All notices to the Company shall be sent to:
Brookside Technology Holdings Corp.
15500 Roosevelt Blvd., Ste. 101
Clearwater, FL 33760
Attn: Michael Nole, Chief Executive Officer
Facsimile: (813) 854-1045
     If to Vicis:
126 East 56th Street
Tower 56, Suite 700
New York, NY 10022
Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other parties hereto.
     6. Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.
     7. Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.
     8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. After the Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement.
     9. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.
     10. Survival. The representations and warranties shall survive the execution and delivery hereof and the Closing.
     11. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.
     12. Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.
     13. Recitals. The parties hereto agree the Recitals set forth above are true and accurate.
[Remainder of this page intentionally left blank; Signature page follows]

[Signature page to Securities Purchase and Loan Conversion Agreement]
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above stated.

Brookside Technology Holdings Corp.
By:
Michael Nole, Chief Executive Officer

PURCHASER OF SERIES A PREFERRED STOCK Vicis Capital Master Fund
By:	Vicis Capital LLC

By:
Shad Stastney, Member and Chief Operating Officer